                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-10481

                 Cohen & Steers Quality Income Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Adam M. Derechin
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

July 28, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2005. The net asset value at that date was $23.18 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing price on the NYSE was $21.18. The total return, including income, for the Cohen & Steers Quality Income Realty and the comparative benchmarks were:

                                                         TOTAL RETURN,
                                                     QUARTER ENDED 6/30/05
                                             --------------------------------------
                                              MARKET PRICE(a)    NET ASSET VALUE(a)
                                             -----------------   ------------------
                                                        YEAR                 YEAR
                                             QUARTER   TO DATE   QUARTER    TO DATE
                                             -------   -------   -------    -------
Cohen & Steers Quality Income Realty
  Fund.....................................   17.2%      7.1%     18.3%      7.5%
NAREIT Equity REIT Index(b)................   14.5%      6.4%     14.5%      6.4%
Morgan Stanley REIT Preferred Index(c).....    3.5%      2.8%      3.5%      2.8%

    The fund's asset mix at quarter end consisted of 79% REIT common stocks and 21% preferred and other fixed income investments. During the quarter, three monthly dividends of $0.14 per share were paid to common shareholders. In addition, three monthly dividends of $0.14 per share were declared and will be paid to shareholders on July 29, August 31, and September 30.(d)

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.
(c) The Morgan Stanley REIT Preferred Index is an unmanaged index of all exchange-traded perpetual preferred securities of equity REITs, weighted by capitalization and considered representative of real estate preferred stock performance.
(d) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

INVESTMENT REVIEW

    In our last quarterly report, we suggested that negative sentiment in the market for REIT shares, as manifested in the peaking of short interest in the REIT index trading vehicles, was a bullish contrarian indicator and that REIT shares were trading at or below the value of their underlying real estate assets -- not above, as Wall Street analysts had almost unanimously suggested. Additionally, for quite some time, we have discussed our view that the risk-adjusted returns of real estate would continue to be relatively attractive in a low return environment. Recent events have validated all of these beliefs. During the quarter, continued momentum in the recovery of real estate fundamentals and REIT earnings, and a flurry of merger and buyout activity, drove REIT share prices to new highs. Buyout activity reached a crescendo in June as Catellus, Gables Residential and CRT Properties all announced that they were being acquired.

    The table below illustrates major REIT buyout activity over the last year:

                          REIT M&A PRICES EXCEED NAVS

                                                                                  Target            Target
                                                                Total          Pre-announce      Pre-announce
                                            Property         Transaction          NAV per         Price per     Offer Price
Announced        Acquirer/Target              Type         Value (billion)         Share            Share        per Share
---------        ---------------              ----         ---------------         -----            -----        ---------
08/20/04      General Growth/Rouse            Mall              $12.6        $  39.00 - $45.25      $50.61        $67.50
10/04/04          Camden/Summit             Apartment           $ 1.9        $  19.81 - $26.75      $27.84        $31.37
10/25/04      Colonial/Cornerstone          Apartment           $ 1.5        $   7.75 - $ 9.00      $10.07        $10.80
12/19/04         Centro/Kramont          Shopping Center        $ 1.2        $  18.00 - $20.00      $20.80        $23.50
06/06/05        ProLogis/Catellus          Industrial           $ 4.9        $  26.00 - $30.24      $29.24        $33.80
06/07/05       ING Clarion/Gables           Apartment           $ 2.8        $  31.39 - $43.00      $38.12        $43.50
06/17/05   DRA Advisors/CRT Properties       Office             $ 1.7        $  19.50 - $20.60      $24.09        $27.80
---------                                                       -----
AVERAGE/TOTAL                                                   $26.6
                                                                -----
                                                                -----

                  Offer Price     PERCENT DIFFERENCE
                  Premium to        BETWEEN OFFER
                 Pre-announce      PRICE & MIDPOINT    Implied
Announced       Price per Share      NAV ESTIMATE      Cap Rate
---------       ---------------      ------------      --------
08/20/04             33.4%              62.2%            5.7%
10/04/04             12.7%              34.8%            5.8%
10/25/04              7.2%              29.0%            6.5%
12/19/04             13.0%              23.7%            6.9%
06/06/05             15.6%              20.2%            6.1%
06/07/05             14.1%              17.0%            5.8%
06/17/05             15.4%              38.7%            7.1%
---------            -----              -----            ----
AVERAGE/TOTAL         15.9%              32.2%            6.3%
                     -----              -----            ----
                     -----              -----            ----

    Several observations are worth noting. These seven buyouts were sizeable, totaling approximately $27 billion in value across all four 'core' property types: retail, apartment, industrial and office. Several of these deals were public-to-public mergers while others were leveraged buyouts by private sponsors backed by major institutional sources -- in other words, the acquirers were all highly credible and sophisticated. In our view, the debt providers for these transactions have also validated the real estate asset pricing implied by these deals. On average, the implied capitalization rate (the current income generated by these properties compared to the price paid for the investment) for these sales was 6.3%, consistent with the high quality single property transactions that we observe in the private marketplace but certainly lower than the capitalization rate regime that existed for many years. Finally, these deals were all struck at significant premiums to the pre-announcement target stock prices -- ranging from 7.2% to 33.4%.

    Perhaps even more interesting for the rest of the REIT market, all of these deals were struck at prices above the commonly perceived value of the target company's real estate net asset value (NAV). In every instance, the deal price was greater than most, if not all the published analyst estimates of NAV. These deals implied lower capitalization rates for major real estate assets than any of the Wall Street analysts had heretofore been willing to

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

use, even though similar implied capitalization rates had been observed in the private market for some time. As a result, many Wall Street analysts who had been negative on the REIT sector for most of the previous three years, and who fostered a sense of disbelief among many investors, turned more positive on the REIT group, lowering their assumed capitalization rates and boosting their NAV estimates. In short, although there was near unanimity among REIT pundits that the stocks had been expensive, the evidence above suggests that they certainly were not.

    As rents and occupancies benefited from strong economic growth, the regional mall sector was the best performing sector in the fund, returning 21%. Our overweight and stock selection in the health care sector, which returned 17.4%, was also among the most significant contributors to our relative performance during the quarter.

    Manufactured housing was the worst performing property sector. It continues to lag the others as a fundamental recovery has not yet become visible enough to excite investors. While the for-sale housing boom is indirectly benefiting the apartment sector by constraining supply of new rental apartments via condo conversions, there has been no such ancillary impact on the manufactured home sector. In general, the fund's focus on income caused it to trail the REIT market as more growth-oriented companies led the second quarter rally.

    Gables Residential and Macerich Company were two of the best performing holdings during the quarter, with returns of 31.9% and 27.2%, respectively. Our overweights in Gables Residential, one of the companies that announced buyouts in June, and Ventas Inc., were two of the largest contributors in the portfolio at the security level. Laggards during the quarter were iStar Financial and Newcastle Investment Corp., with returns of 2.8% and 4.0%, respectively.

    Our allocation to REIT preferred stocks, which is used to increase the yield of the income-oriented portfolio and lower its volatility, was the largest detractor from the fund's performance. REIT preferreds, while generating a 7.7% current yield at the end of June, as measured by the index, produced a 3.5% total return in the second quarter and trailed REIT common stock performance during this period.

INVESTMENT OUTLOOK

    In the mid to late 1990s, real estate company share prices as a group consistently traded at large premiums to NAV -- up to 30% for the REIT group as a whole. The public market's perception of the value and growth prospects of real estate assets was clearly ahead of that of the private market, and this enabled massive amounts of assets to flow from private to public ownership. REITs were, in fact, the marginal buyers of most large real estate assets during this time period, and REIT market capitalization expanded dramatically through IPOs and secondary offerings of existing companies.

    Today, the public market and private market views of real estate value are much more closely aligned, as evidenced by the fact that most commentators see REIT valuations as closer than many had realized to private market NAV. This has profound implications for the way the real estate stock cycle will evolve, in our opinion.

    We believe that assets will continue to flow from private to public hands as skilled public players seek out selective, strategic acquisition and development opportunities and as the moderate but steady and disciplined pace

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                                       3




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

of IPO activity continues. Additionally, we think that current strong investor interest in REITs' investment attributes, as well as the improved outlook on the sector by analysts offer an attractive environment for companies to utilize secondary stock offerings in order to finance these activities. However, if private market values continue to be strong as well, as we expect, REIT equity issuance should not get out of hand as it did during the latter stages of the REIT stock cycle in the late 1990s. The large premiums to asset value that resulted in many instances in undisciplined equity issuance contributed significantly to the severity of the downturn in REIT share prices in 1998 and 1999.

    In our view, assets will continue to flow from public to private and from public to public -- as public companies that can neither create value for shareholders nor achieve an attractive valuation are taken private or merged into other public companies. Again, the converging views of real estate asset value by both private and public capital markets, in conjunction with continued strong private market demand for real estate assets can potentially serve as a governor on REIT stock prices -- helping to guard against the massive discounts to asset value that persisted in late 1999 and 2000 in the aftermath of the REIT bear market.

    Our investment outlook and strategy continues to be predicated on the beliefs that the U.S. economy will continue to expand, the Federal Reserve is nearing the end of the monetary tightening cycle, and that most property sectors will continue to realize improving occupancies and rental rates. We have focused the portfolio on those sectors that we believe are benefiting most from the cyclical recovery in occupancies and rents: office, self storage, hotel and certain segments of the apartment market (including student housing). We have trimmed some retail holdings based on less attractive relative valuation, according to our proprietary valuation model, as this sector's fundamentals stay steady while others' improve. The rally in the second quarter, combined with the dynamics of the merger environment, has created many shifts in relative valuation for individual companies, and we continually rebalance the portfolio to capture those shifts.

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                                       4




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

    In closing, while REIT share prices continue to perform well, and valuations inch higher, we believe that in a low return environment, with fundamentals improving and the interaction between private and public real estate increasing, REITs can continue to provide attractive investment returns.

Sincerely,

        MARTIN COHEN             ROBERT H. STEERS
        MARTIN COHEN             ROBERT H. STEERS
        Co-chairman              Co-chairman


        JOSEPH M. HARVEY         JAMES S. CORL
        JOSEPH M. HARVEY         JAMES S. CORL
        Portfolio Manager        Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2005, AMPS represented 33% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 55% of our borrowings at an average interest rate of 4.8%, for an average remaining period of
    3.4 years (when we first entered into the swaps, the average term was 5.6 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                         LEVERAGE FACTS(a)


Leverage (as % of managed assets)...................  33%
% Fixed Rate........................................  55%
% Variable Rate.....................................  45%
Weighted Average Rate on Swaps......................  4.8%
Weighted Average Term on Swaps......................  3.4 years
Current Rate on AMPS................................  3.3%

-------------------
(a) Data as of June 30, 2005. Information subject to change.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                                 JUNE 30, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                             MARKET           % OF
     SECURITY                                                 VALUE      MANAGED ASSETS
     ---------                                             -----------   --------------
 1.  Macerich Co.(a) ....................................  $54,166,812        4.06%
 2.  Ventas()a...........................................   53,348,300        4.00
 3.  Vornado Realty Trust(a).............................   53,340,817        4.00
 4.  Mack-Cali Realty Corp.(a)...........................   48,643,140        3.64
 5.  Liberty Property Trust(a)...........................   47,199,012        3.54
 6.  Mills Corp.(a)......................................   44,826,546        3.36
 7.  Equity Office Properties Trust(a)...................   43,506,640        3.26
 8.  Crescent Real Estate Equities Co., 6.75,
      Series A (Convertible).............................   37,633,460        2.82
 9.  Prentiss Properties Trust(a)........................   36,760,672        2.75
10.  Health Care REIT(a).................................   36,545,166        2.74

-------------------
(a) Common stock.

                                SECTOR BREAKDOWN
                           (BASED ON MANAGED ASSETS)
                                  (UNAUDITED)


                                   [PIE CHART]

                Office/Industrial                          32.04%
                Shopping Center                            19.12%
                Residential                                13.59%
                Diversified                                12.51%
                Health Care                                12.22%
                Hotel                                       5.30%
                Mortgage                                    3.16%
                Other                                       1.44%
                Other Assets in Excess of Liabilities       0.62%

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
EQUITIES                                        147.26%
  COMMON STOCK                        117.63%
    DIVERSIFIED                        12.38%
         Capital Trust -- Class A.............         400   $       13,364        6.58%
         Colonial Properties Trust............     582,300       25,621,200        6.14
         Crescent Real Estate Equities Co.....     452,600        8,486,250        8.00
         iStar Financial......................     400,500       16,656,795        7.04
         Spirit Finance Corp..................     630,800        7,411,900        6.47
         Vornado Realty Trust.................     663,443       53,340,817        3.78
                                                             --------------
                                                                111,530,326
                                                             --------------
    HEALTH CARE                        17.79%
         Health Care Property Investors.......   1,113,500       30,109,040        6.21
         Healthcare Realty Trust..............     305,700       11,803,077        6.79
         Health Care REIT.....................     969,625       36,545,166        6.58
         Nationwide Health Properties.........   1,205,300       28,457,133        6.27
         Ventas...............................   1,766,500       53,348,300        4.77
                                                             --------------
                                                                160,262,716
                                                             --------------
    HOTEL                               3.15%
         DiamondRock Hospitality Co...........     343,500        3,881,550        6.11
         Hospitality Properties Trust.........     391,300       17,244,591        6.54
         Strategic Hotel Capital..............     401,500        7,227,000        4.89
                                                             --------------
                                                                 28,353,141
                                                             --------------
    INDUSTRIAL                          2.71%
         First Industrial Realty Trust........     611,900       24,414,810        6.97
                                                             --------------
    MORTGAGE                            4.52%
         Gramercy Capital Corp.(b,c)..........     785,000       17,280,990        3.60
         Newcastle Investment Corp............     776,928       23,424,379        8.29
                                                             --------------
                                                                 40,705,369
                                                             --------------

                See accompanying notes to financial statements.
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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    OFFICE                             34.90%
         American Financial Realty Trust......     850,900   $   13,086,842        7.02%
         Arden Realty.........................     826,800       29,748,264        5.61
         BioMed Realty Trust..................      36,000          858,600        4.53
         Brandywine Realty Trust..............   1,140,900       34,968,585        5.74
         CarrAmerica Realty Corp..............   1,006,700       36,422,406        5.53
         Equity Office Properties Trust.......   1,314,400       43,506,640        6.04
         Highwoods Properties.................     415,300       12,359,328        5.71
         HRPT Properties Trust................   1,143,700       14,216,191        6.76
         Mack-Cali Realty Corp................   1,073,800       48,643,140        5.56
         Maguire Properties...................     604,800       17,140,032        5.65
         Prentiss Properties Trust............   1,008,800       36,760,672        6.15
         Reckson Associates Realty Corp.......     794,100       26,642,055        5.07
                                                             --------------
                                                                314,352,755
                                                             --------------
    OFFICE/INDUSTRIAL                   6.73%
         Duke Realty Corp.....................     424,100       13,427,006        5.87
         Liberty Property Trust...............   1,065,200       47,199,012        5.51
                                                             --------------
                                                                 60,626,018
                                                             --------------
    RESIDENTIAL                        16.09%
       APARTMENT                       15.42%
         AMLI Residential Properties Trust....      77,000        2,407,020        6.14
         American Campus Communities..........     275,100        6,239,268        5.95
         Apartment Investment & Management
            Co................................      83,000        3,396,360        5.87
         Archstone-Smith Trust................     754,100       29,123,342        4.45
         AvalonBay Communities................     307,200       24,821,760        3.51
         Camden Property Trust................     366,600       19,704,750        4.73
         Education Realty Trust...............     496,800        9,091,440        6.50
         GMH Communities Trust................     477,600        6,614,760        6.57
         Gables Residential Trust.............     148,800        6,432,624        5.57
         Home Properties......................     361,600       15,556,032        5.86
         Mid-America Apartment Communities....     309,400       14,052,948        5.15
         Town & Country Trust.................      50,000        1,425,500        6.03
                                                             --------------
                                                                138,865,804
                                                             --------------

                See accompanying notes to financial statements.
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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
       MANUFACTURED HOME                0.67%
         Affordable Residential Communities...     448,700   $    5,990,145        5.62%
                                                             --------------
         TOTAL RESIDENTIAL....................                  144,855,949
                                                             --------------
    SELF STORAGE                        1.91%
         Extra Space Storage..................     390,500        5,595,865        6.35
         Extra Space Storage
            (Restricted)(c,d).................      58,100          790,944        6.69
         Sovran Self Storage..................      87,300        3,968,658        5.32
         U-Store-It Trust.....................     361,700        6,890,385        5.88
                                                             --------------
                                                                 17,245,852
                                                             --------------
    SHOPPING CENTER                    17.45%
       COMMUNITY CENTER                 4.59%
         Cedar Shopping Centers...............     426,600        6,292,350        6.10
         Heritage Property Investment Trust...     449,100       15,727,482        6.00
         Inland Real Estate Corp..............     239,700        3,854,376        5.97
         New Plan Excel Realty Trust..........     222,700        6,050,759        6.07
         Urstadt Biddle Properties -- Class
            A.................................     544,000        9,422,080        5.08
                                                             --------------
                                                                 41,347,047
                                                             --------------
       REGIONAL MALL                   12.86%
         Glimcher Realty Trust................     605,200       16,794,300        6.92
         Macerich Co..........................     807,857       54,166,812        3.88
         Mills Corp...........................     737,400       44,826,546        4.13
                                                             --------------
                                                                115,787,658
                                                             --------------
         TOTAL SHOPPING CENTER................                  157,134,705
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $708,337,252).........                1,059,481,641
                                                             --------------

                See accompanying notes to financial statements.
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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
  PREFERRED STOCK                      29.63%
    DIVERSIFIED                         6.15%
         Colonial Properties Trust, 8.125%,
            Series D..........................      64,900   $    1,703,625        7.73%
         Colonial Properties Trust, 7.62%,
            Series E..........................      80,900        1,982,049        7.80
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)e....   1,766,000       37,633,460        7.93
         Digital Realty Trust, 8.50%,
            Series A..........................     122,000        3,161,630        8.22
         Entertainment Properties Trust,
            7.75%, Series B...................     128,000        3,246,080        7.65
         iStar Financial, 7.80%, Series F.....     167,081        4,277,274        7.62
         iStar Financial, 7.65%, Series G.....      90,400        2,305,200        7.49
         iStar Financial, 7.50%, Series I.....      43,600        1,095,232        7.48
                                                             --------------
                                                                 55,404,550
                                                             --------------
    HEALTH CARE                         0.31%
         Health Care REIT, 7.625%, Series F...      68,900        1,741,103        7.56
         Omega Healthcare Investors, 8.375%,
            Series D..........................      40,000        1,060,000        7.89
                                                             --------------
                                                                  2,801,103
                                                             --------------
    HOTEL                               4.70%
         FelCor Lodging Trust, 9.00%,
            Series B..........................     132,487        3,387,693        8.80
         FelCor Lodging Trust, 8.00%,
            Series C..........................     104,300        2,558,479        8.15
         Host Marriott Corp., 10.00%,
            Series C..........................      30,700          810,787        9.47
         Host Marriott Corp., 8.875%,
            Series E..........................      10,000          275,000        8.07
         Innkeepers USA Trust, 8.00%,
            Series C..........................      91,300        2,334,541        7.82
         LaSalle Hotel Properties, 10.25%,
            Series A..........................   1,000,000       26,720,000        9.58
         Strategic Hotel Capital, 8.50%,
            Series A, 144A(f).................     132,200        3,420,675        8.23
         Sunstone Hotel Investors, 8.00%,
            Series A..........................     111,000        2,858,250        7.77
                                                             --------------
                                                                 42,365,425
                                                             --------------
    MORTGAGE                            0.17%
         Newcastle Investment Corp., 9.75%,
            Series B..........................      56,000        1,506,400        9.07
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    OFFICE                              2.95%
         Cousins Properties, 7.50%,
            Series B..........................     200,000   $    5,094,000        7.38%
         HRPT Properties Trust, 8.75%,
            Series B..........................     120,000        3,249,600        8.09
         Highwoods Properties, 8.625%,
            Series A..........................      13,195       14,118,650        8.06
         Kilroy Realty Corp., 7.50%,
            Series F..........................      55,500        1,409,700        7.40
         Maguire Properties, 7.625%,
            Series A..........................     106,600        2,694,848        7.56
                                                             --------------
                                                                 26,566,798
                                                             --------------
    OFFICE/INDUSTRIAL                   0.19%
         PS Business Parks, 8.75%, Series F...       4,100          107,994        8.31
         PS Business Parks, 7.00%, Series H...      40,000          984,000        7.11
         PS Business Parks, 7.60%, Series L...      14,700          376,394        7.42
         ProLogis, 8.54%, Series C............       4,000          237,750        7.18
                                                             --------------
                                                                  1,706,138
                                                             --------------
    RESIDENTIAL                         4.05%
       APARTMENT                        3.99%
         Apartment Investment & Management
            Co., 10.10%, Series R.............     940,000       24,581,000        9.56
         Associated Estates Realty Corp.,
            8.70%, Series B...................      90,000        2,360,250        8.31
         Home Properties, 9.00%, Series F.....     196,000        5,434,100        8.21
         Mid-America Apartment Communities,
            8.30%, Series H...................     138,100        3,590,600        8.00
                                                             --------------
                                                                 35,965,950
                                                             --------------
       MANUFACTURED HOME                0.06%
         American Land Lease, 7.75%,
            Series A..........................      22,000          556,600        7.67
                                                             --------------
         TOTAL RESIDENTIAL....................                   36,522,550
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    SHOPPING CENTER                    10.88%
       COMMUNITY CENTER                 4.92%
         Cedar Shopping Centers, 8.875%,
            Series A..........................      61,000   $    1,628,700        8.31%
         Developers Diversified Realty Corp.,
            8.60%, Series F...................   1,039,400       27,512,918        8.12
         Developers Diversified Realty Corp.,
            7.375%, Series H..................      41,500        1,051,610        7.26
         Federal Realty Investment Trust,
            8.50%, Series B...................     276,300        7,333,002        8.03
         Urstadt Biddle Properties, 8.50%,
            Series C..........................      24,000        2,604,000        7.83
         Urstadt Biddle Properties, 7.50%,
            Series D..........................     160,000        4,128,000        7.29
                                                             --------------
                                                                 44,258,230
                                                             --------------
       FREE STANDING                    0.07%
         Commercial Net Lease Realty, 9.00%,
            Series A..........................      25,000          668,250        8.42
                                                             --------------
       REGIONAL MALL                    5.89%
         CBL & Associates Properties, 8.75%,
            Series B..........................     430,000       22,897,500        8.23
         CBL & Associates Properties, 7.375%,
            Series D..........................     325,000        8,232,250        7.26
         Glimcher Realty Trust, 8.75%,
            Series F..........................      40,000        1,071,600        8.17
         Glimcher Realty Trust, 8.125%,
            Series G..........................      40,000        1,022,000        7.95
         Mills Corp., 9.00%, Series B.........      55,300        1,489,506        8.35
         Mills Corp., 9.00%, Series C.........     159,600        4,303,614        8.34
         Mills Corp., 8.75%, Series E.........      84,000        2,276,400        8.08
         Mills Corp., 7.875%, Series G........     265,600        6,825,920        7.67
         Simon Property Group, 8.75%,
            Series F..........................      30,000          789,900        8.32
         Simon Property Group, 8.375%,
            Series J..........................      14,000          945,000        6.21
         Taubman Centers, 8.30%, Series A.....     127,600        3,220,624        8.24
                                                             --------------
                                                                 53,074,314
                                                             --------------
         TOTAL SHOPPING CENTER................                   98,000,794
                                                             --------------
    SPECIALTY                           0.23%
         Capital Automotive REIT, 7.50%,
            Series A..........................      80,000        2,032,000        7.40
              TOTAL PREFERRED STOCK
                (Identified
                cost -- $249,763,618).........                  266,905,758
                                                             --------------
              TOTAL EQUITIES (Identified
                cost -- $958,100,870).........                1,326,387,399
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                    PRINCIPAL        VALUE
                                                      AMOUNT        (NOTE 1)
                                                    ----------   --------------
COMMERCIAL PAPER                            0.83%
         New Center Asset Trust, 2.20%, due
            7/1/05
            (Identified cost -- $7,466,000)......   $7,466,000   $    7,466,000
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $965,566,870)...............    148.09%                 1,333,853,399
OTHER ASSETS IN EXCESS OF
  LIABILITIES.........................      0.09%                       852,869
LIQUIDATION VALUE OF PREFERRED
  SHARES..............................    (48.18)%                 (434,000,000)
                                          ------                 --------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $23.18 per share
  based on 38,856,074 shares of
  capital stock outstanding)..........    100.00%                $  900,706,268
                                          ------                 --------------
                                          ------                 --------------

-------------------
Note: Percentages indicated are based on the net assets applicable to common shares of the fund
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value at June 30, 2005. The current annual dividend rate does not reflect any potential reclassifications to capital gain or return of capital.
(b) Resale is restricted. Security acquired 12/3/04 at a cost of $13,556,950; equals 1.92% of net assets applicable to common shares.
(c) Fair valued security. The total of all fair valued securities equals 2.01% of net assets applicable to common shares.
(d) Resale is restricted. Security acquired on 6/20/2005 at a cost of $782,607; equals 0.09% of net assets applicable to common shares.
(e) 410,000 shares segregated as collateral for the interest rate swap transactions.
(f) Resale is restricted to qualified institutional investors; equals 0.38% of net assets applicable to common shares.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
      cost -- $965,566,870) (Note 1)........................  $1,333,853,399
    Dividends receivable....................................       6,637,921
    Receivable for investment securities sold...............       4,188,376
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         449,617
    Other assets............................................          33,205
                                                              --------------
        Total Assets........................................   1,345,162,518
                                                              --------------
LIABILITIES:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       5,916,207
    Payable for investment securities purchased.............       2,889,942
    Payable to investment manager...........................         573,817
    Payable for dividends declared on preferred shares......         565,353
    Payable for dividends declared on common shares.........         322,942
    Payable to administrator................................          40,661
    Payable for directors fees..............................           9,016
    Other liabilities.......................................         138,312
                                                              --------------
        Total Liabilities...................................      10,456,250
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series W
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........      70,000,000
    Auction market preferred shares, Series M28
      ($25,000 liquidation value, $0.001
      par value, 2,400 shares issued and outstanding)
      (Notes 1 and 5).......................................      60,000,000
    Auction market preferred shares, Series M7 ($25,000
      liquidation value, $0.001
      par value, 3,760 shares issued and outstanding)
      (Notes 1 and 5).......................................      94,000,000
                                                              --------------
                                                                 434,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $  900,706,268
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 38,856,074 shares issued
      and outstanding)......................................  $  526,774,581
    Dividends in excess of net investment income............     (23,114,431)
    Accumulated undistributed net realized gain on
      investments...........................................      34,226,179
    Net unrealized appreciation on investments and interest
      rate swap transactions................................     362,819,939
                                                              --------------
                                                              $  900,706,268
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
    ($900,706,268[div]38,856,074 shares outstanding)........  $        23.18
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        21.18
                                                              --------------
                                                              --------------
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE...           (8.63)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................     $20,015,685
    Interest income.........................................         281,621
                                                                 -----------
         Total Income.......................................      20,297,306
                                                                 -----------
Expenses:
    Investment management fees (Note 2).....................       5,301,071
    Preferred remarketing fees..............................         538,449
    Administration fees (Note 2)............................         213,841
    Reports to shareholders.................................         166,559
    Professional fees.......................................          69,708
    Custodian fees and expenses.............................          48,166
    Directors' fees and expenses (Note 2)...................          26,228
    Transfer agent fees and expenses........................           8,543
    Miscellaneous...........................................          66,872
                                                                 -----------
         Total Expenses.....................................       6,439,437
    Reduction of Expenses (Note 2)..........................      (1,995,697)
                                                                 -----------
         Net Expenses.......................................       4,443,740
                                                                 -----------
Net Investment Income.......................................      15,853,566
                                                                 -----------
Net Realized and Unrealized Gain (Loss) on Investments
  (Note 1):
    Net realized gain on investments........................      36,886,917
    Net realized loss on interest rate swap transactions....      (2,238,066)
    Net change in unrealized appreciation on investments....      12,470,286
    Net change in unrealized depreciation on interest rate
       swap transactions....................................       2,281,648
                                                                 -----------
         Net realized and unrealized gain on investments....      49,400,785
                                                                 -----------
Net Increase Resulting from Operations......................      65,254,351
                                                                 -----------
Less Dividends and Distributions to Preferred Shareholders
  from Net Investment Income................................      (6,257,125)
                                                                 -----------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................     $58,997,226
                                                                 -----------
                                                                 -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                            FOR THE             FOR THE
                                                        SIX MONTHS ENDED      YEAR ENDED
                                                         JUNE 30, 2005     DECEMBER 31, 2004
                                                        ----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income.........................    $ 15,853,566       $ 39,246,096
        Net realized gain on investments and interest
           rate swap transactions.....................      34,648,851          8,539,670
        Net change in unrealized appreciation
           (depreciation) on investments and interest
           rate swap transactions.....................      14,751,934        173,302,413
                                                          ------------       ------------
             Net increase in net assets resulting from
               operations.............................      65,254,351        221,088,179
                                                          ------------       ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income.........................      (6,257,125)        (3,775,000)
        Net realized gain on investments..............              --         (1,795,485)
                                                          ------------       ------------
             Total dividends and distributions to
               preferred shareholders.................      (6,257,125)        (5,570,485)
                                                          ------------       ------------
        Net increase in net assets from operations
           applicable to common shares................      58,997,226        215,517,694
                                                          ------------       ------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income.........................     (32,639,102)       (27,723,135)
        Net realized gain on investments..............              --        (14,856,262)
        Tax return of capital.........................              --        (13,567,631)
                                                          ------------       ------------
             Total dividends and distributions to
               common shareholders....................     (32,639,102)       (56,147,028)
                                                          ------------       ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from preferred offering
           cost adjustment............................         107,401            121,909
        Decrease in net assets from underwriting
           commissions and offering expenses from
           issuance of preferred shares...............              --         (1,335,519)
                                                          ------------       ------------
        Net increase (decrease) in net assets from
           capital stock transactions.................         107,401         (1,213,610)
                                                          ------------       ------------
             Total increase in net assets applicable
               to common shares.......................      26,465,525        158,157,056
    Net Assets Applicable to Common Shares:
        Beginning of period...........................     874,240,743        716,083,687
                                                          ------------       ------------
        End of period(a)..............................    $900,706,268       $874,240,743
                                                          ------------       ------------
                                                          ------------       ------------

-------------------
(a) Includes dividends in excess of net investment income of $23,114,431 and $71,770, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                       FOR THE PERIOD
                                                   FOR THE        FOR THE YEAR ENDED DECEMBER 31,   FEBRUARY 28, 2002(a)
                                               SIX MONTHS ENDED   -------------------------------         THROUGH
PER SHARE OPERATING PERFORMANCE:                JUNE 30, 2005          2004             2003         DECEMBER 31, 2002
--------------------------------               ----------------   --------------   --------------   --------------------
Net asset value per common share, beginning
 of period...................................       $22.50            $18.43           $13.25             $14.57
                                                    ------            ------           ------             ------
Income from investment operations:
   Net investment income.....................         0.41(b)           0.79             1.04(b)            0.78
   Net realized and unrealized gain (loss) on
     investments and interest rate swap
     transactions............................         1.27              4.90             5.69              (0.90)
                                                    ------            ------           ------             ------
       Total income (loss) from investment
         operations..........................         1.68              5.69             6.73              (0.12)
                                                    ------            ------           ------             ------
Less dividends and distributions to preferred
 shareholders from:
   Net investment income.....................        (0.16)            (0.09)           (0.07)             (0.09)
   Net realized gain on investments..........           --             (0.05)           (0.03)             (0.01)
                                                    ------            ------           ------             ------
       Total dividends and distributions to
         preferred shareholders..............        (0.16)            (0.14)           (0.10)             (0.10)
                                                    ------            ------           ------             ------
       Total from investment operations
         applicable to common shares.........         1.52              5.55             6.63              (0.22)
                                                    ------            ------           ------             ------
Less: Offering and organization costs charged
 to paid-in capital -- common shares.........           --                --               --              (0.03)
   Offering and organization costs charged to
     paid-in capital -- preferred shares.....         0.00(c)          (0.03)(c)        (0.02)             (0.09)
   Dilutive effect of common share
     offering................................           --                --               --              (0.03)
                                                    ------            ------           ------             ------
       Total offering and organization costs.         0.00             (0.03)           (0.02)             (0.15)
                                                    ------            ------           ------             ------
Less dividends and distributions to common
 shareholders from:..........................
   Net investment income.....................        (0.84)            (0.72)           (0.76)             (0.64)
   Net realized gain on investments..........           --             (0.38)           (0.41)             (0.08)
   Tax return of capital.....................           --             (0.35)           (0.26)             (0.23)
                                                    ------            ------           ------             ------
       Total dividends and distributions to
         common shareholders.................        (0.84)            (1.45)           (1.43)             (0.95)
                                                    ------            ------           ------             ------
Net increase (decrease) in net asset value
 per common share............................         0.68              4.07             5.18              (1.32)
                                                    ------            ------           ------             ------
Net asset value, per common share, end of
 period......................................       $23.18            $22.50           $18.43             $13.25
                                                    ------            ------           ------             ------
                                                    ------            ------           ------             ------
Market value, per common share, end of
 period......................................       $21.18            $20.62           $17.85             $13.05
                                                    ------            ------           ------             ------
                                                    ------            ------           ------             ------
--------------------------------------------------------------------------------------------------------------------
Net asset value total return(d)..............         7.45%(e)         32.15%           52.61%            - 2.73%(e)
                                                    ------            ------           ------             ------
                                                    ------            ------           ------             ------
Market value return(d).......................         7.13%(e)         25.05%           50.07%            - 6.95%(e)
                                                    ------            ------           ------             ------
                                                    ------            ------           ------             ------
--------------------------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                                                        FOR THE PERIOD
                                              FOR THE           FOR THE YEAR ENDED DECEMBER 31,      FEBRUARY 28, 2002(a)
                                          SIX MONTHS ENDED   -------------------------------------         THROUGH
RATIOS/SUPPLEMENTAL DATA:                  JUNE 30, 2005           2004                2003           DECEMBER 31, 2002
-------------------------                 ----------------   -----------------   -----------------   --------------------
Net assets applicable to common shares,
 end of period (in millions)............      $  900.7           $  874.2            $  716.1             $  512.0
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Ratio of expenses to average daily net
 assets applicable to common shares
 (before expense reduction)(h)..........          1.58%(f)           1.51%               1.57%                1.52%(f)
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Ratio of expenses to average daily net
 assets applicable to common shares (net
 of expense reduction)(h)...............          1.09%(f)           1.04%               1.09%                1.05%(f)
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Ratio of net investment income to
 average daily net assets applicable to
 common shares (before expense
 reduction)(h)..........................          3.39%(f)           4.74%               6.39%                6.82%(f)
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Ratio of net investment income to
 average daily net assets applicable to
 common shares (net of expense
 reduction)(h)..........................          3.88%(f)           5.20%               6.88%                7.29%(f)
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Ratio of expenses to average daily
 managed assets (before expense
 reduction)(g,h)........................          1.03%(f)           1.03%               1.04%                1.04%(f)
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Ratio of expenses to average daily
 managed assets
 (net of expense reduction)(g,h)........          0.71%(f)           0.71%               0.72%                0.72%(f)
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Portfolio turnover rate.................          4.65%(e)           3.33%              20.51%               12.37%(e)
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
PREFERRED SHARES:
Liquidation value, end of period (in
 000's).................................      $434,000           $434,000            $340,000             $280,000
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Total shares outstanding (in 000's).....            17                 17                  14                   11
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Asset coverage per share................      $ 76,884           $ 75,359            $ 77,653             $ 70,710
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Liquidation preference per share........      $ 25,000           $ 25,000            $ 25,000             $ 25,000
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------
Average market value per share(i).......      $ 25,000           $ 25,000            $ 25,000             $ 25,000
                                              --------           --------            --------             --------
                                              --------           --------            --------             --------

-------------------
(a) Commencement of operations.
(b) Calculation based on average shares outstanding.
(c) Includes preferred offering cost adjustments of less than $0.005 per share.
(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e) Not annualized.
(f) Annualized.
(g) Average daily managed assets represent the net assets applicable to common shares plus the liquidation preference of preferred shares.
(h) Ratios do not reflect the effects of dividend payments to preferred shareholders.
(i) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Quality Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's board of directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended
June 30, 2005, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M7, Series T, Series TH and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series M28 and Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

    For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.32% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.26% of average daily managed asset value in year six, 0.20% of average daily managed asset value in year seven, 0.14% of average daily managed asset value in year eight, 0.08% of average daily managed asset value in year nine and 0.02% of average daily managed asset value in year 10.

    Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2005, the fund incurred $124,731 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation from the fund for their services.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2005 totaled $136,365,348 and $57,741,084, respectively.

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $965,566,870
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $368,761,334
Gross unrealized depreciation.....................      (474,805)
                                                    ------------
Net unrealized appreciation on investments........   368,286,529
Net unrealized depreciation on interest rate swap
  transactions....................................    (5,466,590)
                                                    ------------
Net unrealized appreciation.......................  $362,819,939
                                                    ------------
                                                    ------------

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the six months ended June 30, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

    The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

    During the six months ended June 30, 2005, a $107,401 adjustment was credited to common stock for preferred offering costs.

    On November 19, 2004, the fund issued 3,760 auction market preferred shares, Series M7 (par value $0.001). Proceeds paid to the fund amounted to $92,664,481 after deduction of underwriting commissions and offering expenses of $1,335,519. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    Interest rate swaps at June 30, 2005:

                                                                                                    UNREALIZED
                                    NOTIONAL                 FLOATING RATE(a)                      APPRECIATION/
          COUNTERPARTY               AMOUNT     FIXED RATE   (RESET MONTHLY)   TERMINATION DATE   (DEPRECIATION)
---------------------------------  -----------  ----------   ---------------   ----------------   --------------
Banc of America..................  $14,000,000   3.2125%         3.1300%       October 2, 2008     $   326,559
Merrill Lynch Derivative
  Products.......................  $46,000,000   5.2100%         3.1500%         April 5, 2007      (1,052,345)
Merrill Lynch Derivative
  Products.......................  $46,000,000   5.5800%         3.1500%         April 5, 2009      (2,523,551)
Royal Bank of Canada.............  $26,000,000   4.1370%         3.3140%          May 26, 2010        (114,366)
Royal Bank of Canada.............  $14,000,000   3.6800%         3.2800%       October 22, 2008        123,058
Royal Bank of Canada.............  $44,000,000   4.2580%         3.1830%        March 09, 2010        (461,249)
UBS AG...........................  $24,000,000   5.1200%         3.2200%        April 15, 2007        (513,626)
UBS AG...........................  $24,000,000   5.4950%         3.2200%        April 15, 2009      (1,251,070)
                                                                                                   -----------
                                                                                                   $(5,466,590)
                                                                                                   -----------
                                                                                                   -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2005.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                                 PROXY RESULTS

    During the six months ended June 30, 2005, Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2005. The description of each proposal and number of shares voted are as follows:

Common Shares

----------------------------------------------------------------------------------------
                                                            SHARES VOTED       AUTHORITY
                                                                FOR            WITHHELD
----------------------------------------------------------------------------------------
To elect Directors
Bonnie Cohen..............................................   36,092,489         382,016
Richard E. Kroon..........................................   36,101,282         373,223
C. Edward Ward, Jr........................................   36,102,227         372,278

Preferred Shares

----------------------------------------------------------------------------------------
                                                            SHARES VOTED       AUTHORITY
                                                               FOR             WITHHELD
----------------------------------------------------------------------------------------
To elect Directors
Bonnie Cohen..............................................     14,820             12
Richard E. Kroon..........................................     14,820             12
Willard H. Smith Jr.......................................     14,820             12
C. Edward Ward, Jr........................................     14,820             12

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                                       26

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED JUNE 30, 2005) (UNAUDITED)

 BASED ON NET ASSET VALUE      BASED ON MARKET VALUE
--------------------------   --------------------------
           SINCE INCEPTION              SINCE INCEPTION
ONE YEAR     (02/28/02)      ONE YEAR     (02/28/02)
--------   ---------------   --------   ---------------
 36.19%        25.08%         37.78%        20.55%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                                       27

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

    The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Management Agreement, or interested persons of any such party ('Independent Directors'), has the responsibility under the 1940 Act to approve the fund's Investment Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At meetings held in person on June 13, 2005, the Investment Management Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the board meeting and executive session.

    In considering whether to continue the Investment Management Agreement, the board reviewed materials provided by the fund's investment advisor (the 'Advisor') and Fund counsel, which included, among other things, fee and expense information and performance comparisons of funds with investment objectives and policies similar to those of the fund prepared by Morningstar Associates LLC ('Morningstar') and summaries of the fee and expense information prepared by the Advisor, information regarding the past performance of the Advisor prepared by Morningstar, sales and redemption data for the fund and memoranda outlining the legal duties of the board. The board also met with investment advisory personnel from the Advisor. The board considered factors relating to both the selection of the Advisor and the approval of the advisory fee when reviewing the Investment Management Agreement. In particular, the board considered the following:

    (i) The nature, extent and quality of services to be provided by the
Advisor: The directors reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicated to the fund during the last year and the types of transactions that were being done on behalf of the fund. The directors also listened to a presentation by the Advisor on its investment philosophy with respect to the fund and the investment outlook for the fund. Additionally, the directors considered the services provided by the Advisor to its other closed-end investment companies that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

    In addition, the board considered the education, background and experience of the personnel at the Advisor. They also took into consideration the favorable history and reputation of the portfolio managers for the fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board noted that the Advisor's experience in investing in real estate securities generally helped further the fund's objectives. Lastly, the directors noted the Advisor's ability to attract quality and experienced personnel. The directors concluded that the scope of services provided by the Advisor to the fund, including compliance with investment restrictions and tax reporting requirements, was consistent with services provided by the Advisor for other funds and accounts in both nature and quality.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

    (ii) Investment performance of the fund and the Advisor: The directors reviewed the past investment performance of the fund, as well as the past investment performance of the fund's peer group. In particular, they focused on materials provided by Morningstar. The directors noted that the fund had outperformed its peer group for the 1 year period and had underperformed versus the benchmark.

    The directors reviewed the Advisor's performance for other closed-end real estate funds. In particular, the directors noted that the Advisor managed several real estate funds, other than the fund, that were outperforming their benchmark indices and their competitors. The directors recognized that past performance is not an indicator of future performance, but found that the Advisor had the necessary expertise to manage the fund in accordance with its investment objectives and strategies. The directors determined that the Advisor would continue to be an appropriate investment adviser for the fund and that fund performance was satisfactory.

    (iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund: Next, the directors considered the cost of the services provided by the Advisor. As part of their analysis, the directors gave substantial consideration to the fees and expense ratios of the fund provided by Morningstar. Under the Investment Management Agreement, the fund pays the Advisor a monthly advisory fee computed at the annual rate of 0.85% of the managed assets of the Corporation, which at current asset levels equals 1.24% of net assets. The management fee (which includes both advisory and affiliated administrative fees) at current asset levels equals 1.29% of net assets.

    The directors considered the fees of the fund's peer group (selected by Morningstar) and noted that, after the Advisor's fee waivers, the fund paid a management fee of 0.55% of managed assets, which was the third lowest in the peer group and below the peer group average. The directors also noted that the fund's total expense ratio was below the peer group average (both before and after the Advisor's fee waiver). The directors concluded that the fund's investment advisory fee and management fee were projected to continue to be in line with the average fees charged to peer group funds.

    The directors also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The board considered the level of the Advisor's profits and whether the profits were reasonable for the Advisor. The profitability analysis took into consideration fall out benefits from the Advisor's relationship with the fund, including fees paid to the Advisor under the Administration Agreement. The director's found that the profits realized by the Advisor from its relationship with the fund were reasonable and consistent with fiduciary duties.

    (iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors noted that this factor did not apply to the fund because its fee schedule does not contain any breakpoints.

    (v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Investment Management Agreement to other contracts of the Advisor and compared the fees paid under the Investment Management Agreement to contracts of other investment advisers managing real estate securities. The directors also considered fees charged by

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

the Advisor to institutional and other clients. The directors determined that the services and fees were comparable to those being offered under the other contracts by the Advisor and other investment advisers.

    The directors took into consideration other benefits to be derived by the Advisor in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor would be eligible to receive by allocating the fund's brokerage transactions. The directors also noted the administrative services provided under the Administration Agreement by the Advisor for the fund such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, noting that these services were beneficial to the fund.

    No single factor was determinative to the decision of the board. Rather, after weighing all of the reasons discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Management Agreement.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR TOTAL RETURN:                                   FOR TOTAL RETURN:

                COHEN & STEERS                                      COHEN & STEERS
                REALTY SHARES                                 INSTITUTIONAL RALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX


            FOR HIGH CURRENT INCOME:                            FOR CAPITAL APPRECIATION:

                COHEN & STEERS                                      COHEN & STEERS
              REALTY INCOME FUND                                   REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX


               FOR TOTAL RETURN:                                   FOR TOTAL RETURN:

                COHEN & STEERS                                      COHEN & STEERS
          INSTITUTIONAL REALTY FUND                                  UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
   FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
             INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS
                            CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT MANAGER
Director and co-chairman                 Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and co-chairman                 (212) 832-3232

Bonnie Cohen                             FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
George Grossman                          Boston, MA 02110
Director
                                         TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                         Computershare
Director                                 250 Royall Street
                                         Canton, MA 02021
Richard J. Norman                        (800) 426-5523
Director
                                         TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                            The Bank of New York
Director                                 100 Church Street
                                         New York, NY 10007
Willard H. Smith Jr.
Director                                 LEGAL COUNSEL

C. Edward Ward, Jr.                      Simpson Thacher & Bartlett LLP
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Adam M. Derechin
President and chief executive officer    New York Stock Exchange Symbol: RQI
                                         Web site: cohenandsteers.com
Joseph M. Harvey
Vice president                           This report is for shareholder
                                         information. This is not a prospectus
James S. Corl                            intended for use in the purchase or
Vice president                           sale of fund shares. Past performance
                                         is of course no guarantee of future
Lawrence B. Stoller                      results and your investment may be
Secretary                                worth more or less at the time you
                                         sell.
Jay J. Chen
Treasurer

John E. McLean
Chief compliance officer and assistant
secretary

--------------------------------------------------------------------------------
                                       32

COHEN & STEERS
QUALITY INCOME REALTY FUND



SEMIANNUAL REPORT
JUNE 30, 2005





COHEN & STEERS
QUALITY INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

         By: /s/ Adam M. Derechin
             -------------------------------
                  Name: Adam M. Derechin
                  Title: President and Chief Executive Officer

         Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Adam M. Derechin
             -------------------------------
                  Name:    Adam M. Derechin
                  Title:   President and Chief Executive Officer
                           (principal executive officer)

         By: /s/ Jay J. Chen
             ----------------------------------------
                  Name:    Jay J. Chen
                  Title:   Treasurer
                           (principal financial officer)


         Date: August 23, 2005




                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as ................................ 'SS'
The division sign shall be expressed as ................................. [div]